Supplement dated December 13, 2018
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Small Cap Value Fund II	7/1/2018
The Board of Trustees of Columbia Funds Series Trust (the “Trust”) has approved the re-opening of Columbia Small Cap Value Fund II (the “Fund”), a series of the Trust, to new investors and new accounts effective on or about January 14, 2019. In connection with this action, the following changes are hereby made to the Fund’s Prospectus:
The first sentence under the caption "Purchase and Sale of Fund Shares" in the "Summary of the Fund" section is hereby replaced by the following:
Effective on or about January 14, 2019, the Fund will re-open to permit new investors and new accounts by existing investors. Prior to that date, the Fund is closed to new investors and new accounts of existing investors.
The “Fund Closed” subsection under the caption “The Funds” in the “Choosing a Share Class” section of the prospectus is hereby replaced by the following:
Fund Re-Opening
Effective on or about January 14, 2019, the Fund will re-open to permit new investors and new accounts by existing investors.
Prior to that date, the Fund is closed to both new investors and new accounts of existing investors, subject to the following exceptions: (a) shareholders who had an open and funded account with the Fund prior to May 2, 2008 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from the transfer of existing assets in the Fund (b) all retirement plans that are held at the plan level and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of May 2, 2008, may continue to make additional investments; (c) all retirement plans and a specified discretionary wrap program that have approved the Fund as an investment option at or prior to May 2, 2008, but which have not opened an account as of that date, may open an account and make purchases of Fund shares and add new accounts, provided that the retirement plan or the discretionary wrap program opened its accounts with the Fund prior to October 31, 2008; and (d) new investments are permitted by new investors and new accounts specifically approved, in the discretion of the Distributor, to invest in the Fund via platforms maintained by financial intermediaries that have an agreement with the Distributor.
The last sentence under the caption "Summary of Share Class Features” in the "Choosing a Share Class" section of the prospectus is hereby deleted.
Shareholders should retain this Supplement for future reference.
SUP230_02_001_(12/18)